METLIFE INVESTORS INSURANCE COMPANY

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

METLIFE INVESTORS USA INSURANCE COMPANY

METLIFE INVESTORS USA SEPARATE ACCOUNT A

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

SUPPLEMENT DATED JUNE 24, 2005

TO

THE PROSPECTUSES DATED MAY 1, 2005 (as supplemented)

This supplement provides information in addition to that contained in the prospectuses dated May 1, 2005, for Class/Series VA, C, L, L-4 Year, and XC variable annuity contracts issued by MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, and MetLife Investors Insurance Company of California (“we,” “us,” or “our”). It should be read in its entirety and kept together with your prospectus for future reference. If you do not have a copy of the prospectus, write to us at 22 Corporate Plaza Drive, Newport Beach, CA 92660-7901 or call us at (800) 343-8496 to request a free copy.

The following information is provided with respect to the optional Guaranteed Minimum Income Benefit Plus (“GMIB Plus”) rider available under the contract effective on and after May 1, 2005.

Under the “Description of GMIB Plus – Optional Reset,” the following sentence is deleted:

“We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of contract.”

and the following is added in place of the deletion:

“We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for this class of contract. We are waiving this right with respect to purchasers of the contract offered by this prospectus that elect or have elected the GMIB Plus rider and will allow Optional Resets to those purchasers even if this benefit is no longer offered for this class of contract.”

SUPPPLUS